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                            Russell Insurance Funds
                        Supplement Dated July 15, 1999
        To the Statement of Additional Information Dated April 30, 1999
                     As Supplemented through May 24, 1999

Effective immediately, Russell Insurance Funds makes the following changes to its Statement of Additional Information

The following restates the subsection entitled "Multi-Style Equity Fund" under the "MONEY MANAGER INFORMATION" section:

                           MONEY MANAGER INFORMATION

          Multi-Style Equity Fund

          Alliance Capital Management, L.P. a limited partnership whose (i) general partner is a wholly-owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly-owned subsidiary of The Equitable. Axa, a French insurance company holds 60.5% of The Equitable.

          Equinox Capital Management, Inc. is a registered investment adviser with majority ownership held by Ron Ulrich.

          Lincoln Capital Management Company is a division of Lincoln Capital Management Company, and is registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

          Peachtree Asset Management is division of SSBC Fund Management Inc. SSBC Fund Management is owned 100% by Salomon Smith Barney Inc. which is a wholly-owned subsidiary of Citigroup Inc.

          Sanford C. Bernstein & Co., Inc. is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors which consists of the following individuals: Andrew S. Adleson, Zalman C Bernstein, Kevin P Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

          Westpeak Investment Advisors, L.P. is indirectly controlled by Metropolitan Life Insurance Company.